Q3 2023 Earnings

2 Forward-looking statements and non-GAAP financial measures This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions which can be negatively impacted by factors such as rising interest rates, inflation, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to successfully execute on business strategies and further digitalize our business model, (4) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) new laws, regulations, and government incentives that could affect our operations or financial results, (8) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, and (9) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

3 Q3 2023 Overview Total revenue -18% ▪ Clients continued to be cost conscious and selective in the roles they chose to fill ▪ Signs of potential stabilization in certain parts of our business as we exited the quarter Net loss was $0 million v. net income of $21 million in Q3 2022 ▪ Revenue decline was partially offset by continued cost management ▪ Disciplined pricing - positive spread between bill and pay rate inflation ▪ Adjusted net income1 was $5 million v. $24 million in Q3 2022 Strong balance sheet ▪ Zero debt, cash of $47 million and $123 million of borrowing availability 1 Prior period adjusted net income has been recast to conform to the current presentation for comparability. Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

4 Financial summary Amounts in millions, except per share data Q3 2023 Q3 2022 Change Revenue $473 $576 -18 % Net income (loss) $0.0 $20.7 N/M Net income (loss) per diluted share $0.00 $0.63 N/M Net income (loss) margin 0.0% 3.6% -360 bps Adjusted net income1,2 $4.9 $24.3 -80 % Adj. net income per diluted share $0.16 $0.74 -78 % Adj. net income margin 1.0% 4.2% -320 bps Adjusted EBITDA $9.9 $34.5 -71 % Adjusted EBITDA margin 2.1% 6.0% -390 bps Notes: ▪ The change in adjusted net income margin was more favorable than that of GAAP net income (loss) margin primarily due to $2 million in costs associated with the CEO transition, which were excluded from adjusted results. NM - Not meaningful 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 Prior period adjusted net income measures have been recast to conform to the current presentation for comparability. Refer to the reconciliations in the appendix to this presentation and on our website for additional information.

5 Gross margin and SG&A bridges Gr os s m ar gi n 27.1% -0.3% 0.3% -0.9% 26.2% Q3 2022 Workers' compensation Bill / Pay spread Mix Q3 2023 SG &A $124 $3 -$6 $121 Q3 2022 Core business Q3 2023 Amounts in millions 1 Represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information. Adjusted EBITDA exclusions1

Q3 2023 Results by segment

Amounts in millions	PeopleReady	PeopleScout	PeopleManagement
Revenue	$283	$53	$137
% Change	*-15%*	*-32%*	*-16%*
Segment profit[1]	$10	$6	$2
% Change	*-66%*	*-41%*	*-52%*
% Margin *Change*	*3.4%* *-520 bps*	*11.8%* *-200 bps*	*1.6%* *-110 bps*

Notes:	- Revenue:
	  - Lower client volumes, especially in retail, transportation and service
	  - Signs of potential stabilization with weekly sequential trends following historical patterns as we exited the quarter
	- Segment profit margin:
	  - Contraction due to operational deleveraging associated with revenue decline, partially offset by favorable bill / pay spreads
		- Revenue:
		  - Reduced client hiring following elevated volumes last year due to continued cost pressures
		- Segment profit margin:
		  - Contraction due to operational deleveraging associated with revenue decline
			- Revenue:
			  - Lower client volume in retail and transportation, including commercial drivers
			  - Signs of potential stabilization in weekly sequential trends for hourly on-site demand and $26M of annualized new wins
			- Segment profit margin:
			  - Contraction due to operational deleveraging associated with revenue decline

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment.

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7 Current business priorities in 2023 ▪ Decrease time to close new clients with a turn-key RPO, recruiter-on-demand offerings, and packaged advisory services ▪ Focus on high need roles in growing verticals including healthcare, education and government ▪ Expand strategic partnerships to improve competitive differentiation and accelerate client wins ▪ Increase sales efforts through training and redirection of centralized support teams to support sales ▪ Client engagement campaigns focused on activation and expansion ▪ Continue focus on attractive industry verticals including renewable energy, travel, hospitality and events ▪ Expand vertical reach including consumer packaged goods, food and beverage ▪ Go-to-market messaging focused on vendor consolidation and performance-based pricing model ▪ Increase sales efforts on short- term project offerings

8 Balance sheet remains strong with zero debt and ample liquidity $224 $344 $365 $170 $161 $294 $293 $123 $63 $50 $72 $47 Borrowing availability Cash 2020 2021 2022 Q3 2023 Amounts in millions Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. Liquidity Share repurchases 1 $52 $17 $61 $34 6% 2% 6% 5% Share Repurchases Buyback ratio 2020 2021 2022 YTD 2023 2

Outlook

Select outlook information

Our fiscal fourth quarter of 2023 will include a 14th week. The outlook information provided is on a comparable 13-week basis. The extra week is expected to add incremental revenue of $17M to $22M and a slight headwind on profit due to low seasonal volume.

Item	Q4 2023 13-week basis	Commentary
Revenue	$450M to $475M *-19% to -15% v. prior year*	Revenue outlook assumes the sequential revenue build from Q3 to Q4 follows historical patterns.
Gross margin	-30 to +10 bps v. prior year	Gross margin expected to hold relatively steady.
SG&A	$123M to $127M	Refer to EBITDA adjustments below for additional information on expected expense.
EBITDA adjustments[1]	~$5M	• ~$1M in PeopleReady technology upgrade costs • ~$1M in SaaS amortization • ~$2M in executive leadership transition costs • ~$1M in other adjustments
Pre-tax net income adjustments	~$5M	• ~$1M in PeopleReady technology upgrade costs • ~$1M in intangibles amortization • ~$2M in executive leadership transition costs • ~$1M in other adjustments
CapEx[2]	~$11M	Q4 depreciation is expected to be ~$5M.
Shares[3]	~31.1M	Reflects basic weighted average shares outstanding.
Income tax benefit	$4M to $6M	The estimated income tax benefit is primarily due to the impact of job tax credits.

[1] Refer to the appendix to this presentation for a definition of non-GAAP financial measures.
[2] Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.
[3] Estimate does not include the impact of any potential share repurchases.

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Appendix

12 NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP measure Definition Purpose of adjusted measures Adjusted net income and Adjusted net income per diluted share Net income (loss) and net income (loss) per diluted share, excluding: – amortization of intangibles, – amortization of software as a service assets, – goodwill and intangible asset impairment charge, – accelerated depreciation, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net, and – tax effect of the adjustments to U.S. GAAP. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. EBITDA and Adjusted EBITDA EBITDA excludes from net income (loss): – income tax expense (benefit), – interest and other (income) expense, net, and – depreciation and amortization. Adjusted EBITDA, further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – goodwill and intangible asset impairment charge, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management. Adjusted SG&A expense Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology upgrade costs, – executive leadership transition, – other adjustments, net. – Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

13 1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (Unaudited) 13 weeks ended (in thousands, except for per share data) Sep 24, 2023 Sep 25, 2022 Net income (loss) $ (10) $ 20,696 Amortization of intangible assets 1,276 1,484 Amortization of software as a service assets (1) — 729 Accelerated depreciation (2) — 602 PeopleReady technology upgrade costs (3) 696 1,858 Executive leadership transition costs (4) 2,492 — Other adjustments, net (5) 2,140 189 Tax effect of adjustments to net income (loss) (6) (1,717) (1,264) Adjusted net income $ 4,877 $ 24,294 Adjusted net income per diluted share $ 0.16 $ 0.74 Diluted weighted average shares outstanding 31,239 32,818 Margin / % of revenue: Net income (loss) — % 3.6 % Adjusted net income 1.0% 4.2 % Refer to the last slide of the appendix for footnotes.

14 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) 13 weeks ended (in thousands) Sep 24, 2023 Sep 25, 2022 Net income (loss) $ (10) $ 20,696 Income tax expense (benefit) (2,326) 4,092 Interest and other (income) expense, net (390) (703) Depreciation and amortization 6,184 7,483 EBITDA 3,458 31,568 Third-party processing fees for hiring tax credits (7) 90 162 Amortization of software as a service assets (1) 1,064 729 PeopleReady technology upgrade costs (3) 696 1,858 Executive leadership transition costs (4) 2,492 — Other adjustments, net (5) 2,140 189 Adjusted EBITDA $ 9,940 $ 34,506 Margin / % of revenue: Net income (loss) — % 3.6 % Adjusted EBITDA 2.1% 6.0 % Refer to the last slide of the appendix for footnotes.

15 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) 13 weeks ended (in thousands) Sep 24, 2023 Sep 25, 2022 Selling, general and administrative expense $ 120,715 $ 124,351 Third-party processing fees for hiring tax credits (7) (90) (162) Amortization of software as a service assets (1) (1,064) (729) PeopleReady technology upgrade costs (3) (696) (1,858) Executive leadership transition costs (4) (2,492) — Other adjustments, net (5) (1,320) (189) Adjusted SG&A expense $ 115,053 $ 121,413 % of revenue: Selling, general and administrative expense 25.5% 21.6 % Adjusted SG&A expense 24.3% 21.1 % Refer to the last slide of the appendix for footnotes.

16 Footnotes: 1. Amortization of software as a service assets is reported in selling, general and administrative expense. Note, amortization of software as a service assets was included as an adjustment to net income during transitory periods ending with fiscal 2022 and is only considered an adjustment to EBITDA going forward to be consistent with the treatment of depreciation and amortization. 2. Accelerated depreciation for the existing systems being replaced by the upgraded PeopleReady technology platform. 3. Costs associated with upgrading legacy PeopleReady technology. 4. Cost associated with our CEO transition, primarily related to accelerated vesting of stock awards. 5. Other adjustments for the 13 weeks ended September 24, 2023 primarily include workforce reduction costs of $1.5 million ($0.8 million in cost of services and $0.7 million in selling, general and administrative expense) and adjustments to COVID-19 government subsidies of $0.5 million. Other adjustments for the 13 weeks ended September 25, 2022 include costs of $0.2 million incurred while transitioning to a new third party administrator for workers’ compensation. 6. Tax effect of the adjustments to U.S. GAAP net income (loss). The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments. Note, prior periods were reported using the effective rate for the respective period and have been recast to conform to the current presentation for comparability. Please refer to the reconciliations on the financial results page under the investor relations section of our website for additional information on comparable historical periods. 7. These third-party processing fees are associated with generating hiring tax credits.